                                                                    EXHIBIT 99.1


Debtor:  FPA MEDICAL MANAGEMENT, INC.
------

Case Number: 98-01596PJW THROUGH 98-01685PJW
-----------



Notes to Monthly Operating Report for the period August 31, 1998 through September 25, 1998, "Required Attachments."

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of September, as well as for the prior period July 19, 1998 through August 28, 1998.

2. Copies of most of the Debtors' bank statements for the month of September are attached; copies of the balance of the September statements not yet received from the Banks and/or Debtors will be forwarded upon receipt. In addition, copies of unsubmitted Debtors' bank statements in the prior period for the months of July and August are attached.

3. The Debtors' most recently filed Income Tax Return was included in the prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

4. The Debtors' most recent Annual Financial Statements prepared by Accountant were included in the prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

FPA MEDICAL MANAGEMENT, INC.
MATRIX OF REQUIRED ATTACHMENTS/BANK STATEMENTS


                                                SEPTEMBER           AUGUST            JULY
                                                   BANK              BANK             BANK
                  DEBTORS                       STATEMENTS        STATEMENTS       STATEMENTS      COMMENTS
-------------------------------------------------------------------------------------------------------------------
Core Business Units:
   Sterling Healthcare Group, Inc.                   x
   California Axminster                                                 x              x
   San Antonio (Gonzaba)                             x
   Meridian                                          x
   Florida Humana & Clinics                          x
   Health Partners, Inc.                             x                  x              x           September
                                                                                                   Bank
                                                                                                   Statements
                                                                                                   received for
                                                                                                   four accounts



Non-Core Business Units
   Orange Coast                                      x
   North Carolina                                                       x              x
   Illinois MSO                                      x                  x              x
   Atlanta Women's Specialists
   San Diego Corporate                                                  x              x
   Kansas City                                       x

FPA Medical Management, Inc.


DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                              For the Period 8/31/98 to 9/25/98
                                     Projected (1)         Actual (1)          Difference
                                     ----------------------------------------------------
                                          A                    B                 C=B-A
-----------------------------------------------------------------------------------------
Initial Cash Balance                 $  1,834,400        $  5,837,888           4,003,488

Cash Receipts:

  Fee For Service Billings           $ 17,666,200        $ 12,989,926          (4,676,274)
  Claims & Capitation                $ 22,043,167        $ 12,449,138          (9,594,029)
  Reimbursement                      $       --          $  1,726,975           1,726,975
  Medicare & Collections             $    500,000        $    386,235            (113,765)
-----------------------------------------------------------------------------------------
    Total Cash Receipts              $ 40,209,367        $ 27,552,274         (12,657,093)

Less: Cash Disbursements:
  Employee & Physician Payroll       $ 18,247,562        $ 22,184,553           3,936,991
  Catch-up payments to Doctors       $    228,822        $       --              (228,822)
  Insurance                          $    456,072        $    709,225             253,153
  Claims & Capitation                $ 14,240,449        $  3,104,925         (11,135,524)
  Patient Refunds                    $    260,000        $    277,453              17,453
  Rent                               $  1,139,828        $  1,388,212             248,384
  Utilities                          $    157,616        $    450,933             293,317
  Medical Supply                     $    345,000        $    443,213              98,213
  Bank Lock-Box Account Fees         $     35,000        $       --               (35,000)
  Other                              $  6,462,533        $  2,530,373          (3,932,160)
-----------------------------------------------------------------------------------------
    Total Cash Disbursements         $ 41,572,882        $ 31,088,886         (10,483,996)

Net Cash Flow                        $ (1,363,515)       $ (3,536,612)         (2,173,097)

Financing Charges (2)                $   (369,183)       $   (307,756)             61,427
Stop Loss Insurance (2)              $   (100,000)       $    (46,770)             53,230
Retention Costs                      $       --          $       --                  --
Utility Company Deposits (2)         $       --          $   (250,000)           (250,000)
Professional Fee Retainers           $       --          $       --                  --
Professional Fees (2)                $   (600,000)       $   (898,953)           (298,953)
Repayment to HPI (2)                 $       --          $         (0)                 (0)
Capital Expenditures (2)             $       --          $    (50,000)            (50,000)
Security Deposit (2)                 $       --          $    250,000             250,000

DIP Loan Proceeds (3)                $  3,188,544        $  5,000,000           1,811,456

Ending Cash Balance                  $  2,590,245        $  5,997,797           3,407,551

1) The projected data reflected herein is based upon the Final DIP Budget submitted to the Court on July 20, 1998, as amended on August 28, 1998. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Flow Budgets.

2) Amounts for Financing Charges, Stop Loss Insurance, Utility Company Deposits, Professional Fees, Capital Expenditures and Security Deposits are generally reflected at the FPA Corporate level only. Additionally, Intercompany transfers occurring between the Sterling Healthcare Group, Inc. and FPA Corporate are not separately reflected herein.

3) The amount is exclusive of $22,000,000 received by the Debtor and Utilized to repay a prepetition secured claim known as the "Sterling Loan Facility" pursuant to an Order of Court.

STERLING HEALTHCARE GROUP, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                              For the Period 8/31/98 to 9/25/98
                                     ---------------------------------------------------
                                       Projected           Actual            Difference
                                     ------------       ------------        ------------
                                          A                  B                  C=B-A
                                     ------------       ------------        ------------
INITIAL CASH BALANCE                 $  6,229,885       $  3,074,121          (3,155,764)

Cash Receipts:
  Fee For Service Billings           $ 15,000,000       $ 10,453,115          (4,546,885)
  Claims & Capitation                $         --       $         --                  --
  Reimbursement                      $         --       $         --                  --
  Medicare & Collections             $    500,000       $    386,235            (113,765)
                                     ------------       ------------        ------------
    TOTAL CASH RECEIPTS              $ 15,000,000       $ 10,839,350          (4,160,650)

Less: Cash Disbursements:
  Employee & Physician Payroll       $ 12,651,584       $ 12,386,184            (265,400)
  Catch-up payments to Doctors       $         --       $         --                  --
  Insurance                          $     66,072       $    246,317             180,245
  Claims & Capitation                $         --       $         --                  --
  Patient Refunds                    $    220,000       $    118,045            (101,955)
  Rent                               $    116,806       $     31,655             (85,151)
  Utilities                          $     60,000       $     34,749             (25,251)
  Bank Lock Box                      $     35,000       $         --             (35,000)
  Medical Supply                     $         --       $         --                  --
  Other                              $  1,386,590       $  1,125,549            (261,041)
                                     ------------       ------------        ------------
    Total Cash Disbursements           14,536,052       $ 13,942,500            (593,552)

Financing Charges                    $         --       $         --                  --

Net DIP Advance                      $         --       $  5,000,000           5,000,000

Net Cash Flow                             963,948       $ (3,103,149)         (4,067,097)

Intercompany Transfers               $         --       $ (1,672,324)         (1,672,324)

ENDING CASH BALANCE                     7,193,833       $  3,298,648          (3,895,185)
                                     ------------       ------------        ------------

CALIFORNIA (AXMINSTER)

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                           For the Period 8/31/98 to 9/25/98
                                     --------------------------------------------
                                      Projected         Actual         Difference
                                     ----------       ----------       ----------
                                         A                 B             C=B-A
                                     ----------       ----------       ----------
INITIAL CASH BALANCE                 $      750       $  560,446          559,696

Cash Receipts:
  Fee For Service Billings           $   66,000       $   68,084            2,084
  Claims & Capitation                $1,128,000       $  737,622         (390,378)
  Reimbursement                      $       --       $       --               --
  Medicare & Collections             $       --       $       --               --
                                     ----------       ----------       ----------
    TOTAL CASH RECEIPTS              $1,194,000       $  805,705         (388,295)

Less: Cash Disbursements:
  Employee & Physician Payroll       $  488,000       $  375,881         (112,119)
  Catch-up payments to Doctors       $       --       $       --               --
  Insurance                          $       --       $       --               --
  Claims & Capitation                $  377,000       $  182,401         (194,599)
  Patient Refunds                    $       --       $       --               --
  Rent                               $  105,000       $  115,989           10,989
  Utilities                          $   18,000       $    2,668          (15,332)
  Bank Lock Box                      $       --       $       --               --
  Medical Supply                     $   40,000       $   10,292          (29,708)
  Other                              $   16,000       $  111,214           95,214
                                     ----------       ----------       ----------
    Total Cash Disbursements         $1,044,000       $  798,445         (245,555)

Agreed Cash Adjustments              $       --       $       --               --

Less: Interest                       $       --       $       --               --

Net Cash Flow                        $  150,000       $    7,261         (142,739)

Intercompany Transfers               $       --       $  429,118          429,118

ENDING CASH BALANCE                  $  150,750       $  996,825          846,075
                                     ----------       ----------       ----------

CORNERSTONE

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                           For the Period 8/31/98 to 9/25/98
                                     ------------------------------------------
                                     Projected        Actual          Difference
                                     ---------       ---------        ---------
                                         A               B              C=B-A
                                     ---------       ---------        ---------
INITIAL CASH BALANCE                 $ 162,250       $      --         (162,250)

Cash Receipts:
  Fee For Service Billings           $ 354,000       $ 312,529          (41,471)
  Claims & Capitation                $      --       $      --               --
  Reimbursement                      $      --       $      --               --
  Medicare & Collections             $      --       $      --               --
                                     ---------       ---------        ---------
    TOTAL CASH RECEIPTS              $ 354,000       $ 312,529          (41,471)

Less: Cash Disbursements:
  Employee & Physician Payroll       $ 219,000       $ 145,209          (73,791)
  Catch-up payments to Doctors       $      --       $      --               --
  Insurance                          $      --       $      --               --
  Claims & Capitation                $      --       $      --               --
  Patient Refunds                    $      --       $      --               --
  Rent                               $  15,000       $  16,160            1,160
  Utilities                          $   6,500       $   4,801           (1,699)
  Bank Lock Box                      $      --       $      --               --
  Medical Supply                     $      --       $      --               --
  Other                              $  81,000       $   1,603          (79,397)
                                     ---------       ---------        ---------
    Total Cash Disbursements         $ 321,500       $ 167,774         (153,726)

Agreed Cash Adjustments              $      --       $      --               --

Less: Interest                       $      --       $      --               --

Net Cash Flow                        $  32,500       $ 144,756          112,256

Intercompany Transfers               $      --       $(144,756)        (144,756)

ENDING CASH BALANCE                  $ 194,750       $      (0)        (194,750)
                                     ---------       ---------        ---------

FLORIDA (CLINICS & HUMANA)

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                              For the Period 8/31/98 to 9/25/98
                                     -------------------------------------------------
                                      Projected            Actual          Difference
                                     -----------        -----------        -----------
                                          A                  B                C=B-A
                                     -----------        -----------        -----------
INITIAL CASH BALANCE                 $(3,837,019)       $        --          3,837,019

Cash Receipts:
  Fee For Service Billings           $   746,952        $   926,626            179,674
  Claims & Capitation                $ 7,261,691        $ 2,370,530         (4,891,161)
  Reimbursement                                         $        --                 --
  Medicare & Collections                                $        --                 --
                                     -----------        -----------        -----------
    TOTAL CASH RECEIPTS              $ 8,008,643        $ 3,297,156         (4,711,487)

Less: Cash Disbursements:
  Employee & Physician Payroll       $        --        $ 2,451,178          2,451,178
  Catch-up payments to Doctors       $        --        $        --                 --
  Insurance                          $        --        $        --                 --
  Claims & Capitation                $ 4,676,292        $    18,018         (4,658,274)
  Patient Refunds                    $        --        $     3,807              3,807
  Rent                               $        --        $   236,910            236,910
  Utilities                          $        --        $   191,862            191,862
  Bank Lock Box                      $        --        $        --                 --
  Medical Supply                     $        --        $   113,968            113,968
  Other                              $ 3,563,672        $   363,299         (3,200,373)
                                     -----------        -----------        -----------
    Total Cash Disbursements         $ 8,239,964        $ 3,379,041         (4,860,923)

Agreed Cash Adjustments              $        --        $        --                 --

Less: Interest                       $        --        $        --                 --

Net Cash Flow                        $  (231,321)       $   (81,886)           149,435

Intercompany Transfers               $        --        $    81,886             81,886

ENDING CASH BALANCE                  $(4,068,340)       $        (0)         4,068,340
                                     -----------        -----------        -----------

SAN ANTONIO (GONZABA)

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                              For the Period 8/31/98 to 9/25/98
                                     -------------------------------------------------
                                      Projected            Actual           Difference
                                     -----------        -----------        -----------
                                          A                  B                C=B-A
                                     -----------        -----------        -----------
INITIAL CASH BALANCE                 $  (623,500)       $        --            623,500

Cash Receipts:
  Fee For Service Billings           $    67,000        $    37,106            (29,894)
  Claims & Capitation                $ 1,583,000        $   885,625           (697,375)
  Reimbursement                      $        --        $        --                 --
  Medicare & Collections             $        --        $        --                 --
                                     -----------        -----------        -----------
    TOTAL CASH RECEIPTS              $ 1,650,000        $   922,731           (727,269)

Less: Cash Disbursements:
  Employee & Physician Payroll       $   750,000        $ 1,250,137            500,137
  Catch-up payments to Doctors       $        --        $        --                 --
  Insurance                          $    32,000        $        --            (32,000)
  Claims & Capitation                $   429,000        $   166,172           (262,828)
  Patient Refunds                    $        --        $     4,530              4,530
  Rent                               $   126,000        $   123,066             (2,935)
  Utilities                          $    27,000        $    40,563             13,563
  Bank Lock Box                      $        --        $        --                 --
  Medical Supply                     $   100,000        $   113,598             13,598
  Other                              $    25,000        $    80,656             55,656
                                     -----------        -----------        -----------
    Total Cash Disbursements           1,489,000          1,778,723            289,723

Financing Charges                    $        --        $        --                 --

Net DIP Advance                      $        --        $        --                 --

Net Cash Flow                            161,000        $  (855,992)        (1,016,992)

Intercompany Transfers               $        --        $   855,992            855,992

ENDING CASH BALANCE                  $  (462,500)       $        --        $   462,500
                                     -----------        -----------        -----------

MERIDIAN

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                              For the Period 8/31/98 to 9/25/98
                                     -------------------------------------------------
                                      Projected            Actual           Difference
                                     -----------        -----------        -----------
                                          A                  B                C=B-A
                                     -----------        -----------        -----------
INITIAL CASH BALANCE                 $  (369,184)       $   575,008            944,192

Cash Receipts:
  Fee For Service Billings           $   500,000        $   325,563           (174,437)
  Claims & Capitation                $ 2,143,671        $ 2,241,939             98,268
  Reimbursement                                         $        --                 --
  Medicare & Collections                                $        --                 --
                                     -----------        -----------        -----------
    TOTAL CASH RECEIPTS              $ 2,643,671        $ 2,567,502            (76,169)

Less: Cash Disbursements:
  Employee & Physician Payroll       $ 1,750,000        $ 1,655,620            (94,380)
  Catch-up payments to Doctors       $        --        $        --                 --
  Insurance                          $        --        $        --                 --
  Claims & Capitation                $ 1,050,000        $ 1,029,810            (20,190)
  Patient Refunds                    $        --        $       813                813
  Rent                               $   316,000        $   273,856            (42,144)
  Utilities                          $        --        $   161,985            161,985
  Medical Supply                     $        --        $   197,176            197,176
  Other                              $   340,000        $   191,692           (148,308)
                                     -----------        -----------        -----------
    Total Cash Disbursements         $ 3,456,000        $ 3,510,952             54,952

Agreed Cash Adjustments              $        --        $        --                 --

Less: Interest                       $        --        $        --                 --

Net Cash Flow                        $  (812,329)       $  (943,450)          (131,121)

Intercompany Transfers               $        --        $   719,382            719,382

ENDING CASH BALANCE                  $(1,181,513)       $   350,940          1,532,453
                                     -----------        -----------        -----------

TENTATIVES & CLOSURES

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                              For the Period 8/31/98 to 9/25/98
                                     ----------------------------------------------------
                                      Projected             Actual            Difference
                                     ------------        ------------        ------------
                                          A                   B                 C=B-A
                                     ------------        ------------        ------------
INITIAL CASH BALANCE                 $ (9,382,491)       $  1,628,313          11,010,805

Cash Receipts:
  Fee For Service Billings           $    932,248        $    866,710             (65,538)
  Claims & Capitation                $  9,926,805        $  6,213,422          (3,713,383)
  Reimbursement                      $         --        $  1,726,975           1,726,975
  Medicare & Collections             $         --        $         --                  --
                                     ------------        ------------        ------------
    TOTAL CASH RECEIPTS              $ 10,859,053        $  8,807,107          (2,051,946)

Less: Cash Disbursements:
  Employee & Physician Payroll       $  2,388,978        $  3,920,344           1,531,365
  Catch-up payments to Doctors       $    228,822        $         --            (228,822)
  Insurance                          $    358,000        $    462,908             104,908
  Claims & Capitation                $  7,708,157        $  1,708,524          (5,999,633)
  Patient Refunds                    $     40,000        $    150,258             110,258
  Rent                               $    461,022        $    590,576             129,554
  Utilities                          $     46,116        $     14,304             (31,812)
  Bank Lock Box                      $         --        $         --                  --
  Medical Supply                     $    205,000        $      8,179            (196,821)
  Other                              $  1,050,271        $    656,360            (393,911)
                                     ------------        ------------        ------------
    Total Cash Disbursements         $ 12,486,366        $  7,511,452          (4,974,914)

Agreed Cash Adjustments              $         --        $         --                  --

Less: Interest                       $         --        $         --                  --

Net Cash Flow                        $ (1,627,313)       $  1,295,654           2,922,968

Intercompany Transfers               $         --        $ (1,572,604)         (1,572,604)

ENDING CASH BALANCE                  $(11,009,804)       $  1,351,364          12,361,168
                                     ------------        ------------        ------------

Source: Information reflected above was obtained from the books and records of FPA Medical Management Group, Inc.

HEALTH PARTNERS, INC

DIP Budget
DIP Projected vs. Actual Cash Flows
August 31 to September 25, 1998

                                                 For the Period 8/31/98 to 9/25/98
                                            --------------------------------------------
                                            Projected          Actual         Difference
                                            ----------       ----------       ----------
                                                A                 B             C=B-A
                                            ----------       ----------       ----------
INITIAL CASH BALANCE                        $       --       $2,932,872       $       --

Cash Receipts:
  Fee For Service Billings                  $       --       $4,353,989       $       --
  Claims & Capitation                       $       --       $3,722,904       $       --
  Reimbursement                             $       --       $       --       $       --
  Medicare & Collections                    $       --       $       --       $       --
                                            ----------       ----------       ----------
    TOTAL CASH RECEIPTS                     $       --       $8,076,893       $       --

Less: Cash Disbursements:
  Employee & Physician Payroll              $       --       $2,699,273       $       --
  Catch-up payments to Doctors              $       --       $  215,433       $       --
  Insurance                                 $       --       $  250,767       $       --
  Claims & Capitation                       $       --       $1,366,307       $       --
  Patient Refunds                           $       --       $    7,260       $       --
  Rent                                      $       --       $  406,168       $       --
  Utilities                                 $       --       $   93,199       $       --
  Medical Supply                            $       --       $  175,100       $       --
  Other                                     $       --       $  768,657       $       --
                                            ----------       ----------       ----------
    Total Cash Disbursements                        --       $5,982,164               --

Agreed Cash Adjustments                     $       --       $       --       $       --

Less: Interest                              $       --       $       --       $       --

Net Cash Flow                                       --       $2,094,729               --

Intercompany Transfers                      $       --       $       --       $       --

ENDING CASH BALANCE                                 --       $5,027,601               --
                                            ----------       ----------       ----------

GENERAL: Health Partners Inc. is reported for cash flow purposes as a stand alone entity. These transactions are not included as a part of the FPA Medical Management, Inc. roll-up.